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                             SUBORDINATION AGREEMENT

        This Subordination Agreement, dated January 20, 1993, among WILLIAMS HOSPITALITY MANAGEMENT CORP., a corporation organized and existing under the laws of Delaware ("WILLIAMS"); POSADAS DE SAN JUAN ASSOCIATES, a New York partnership engaged in business in the Commonwealth of Puerto Rico (the "BORROWER"), and in favor of THE BANK OF NOVA SCOTIA (the "BANK").

                                    PRELIMINARY STATEMENTS

        1. The Bank has entered into a Credit Agreement dated as of even date herewith with the Borrower (said agreement, as it may hereafter be amended or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) pursuant to which the Bank has agreed to lend to the Borrower the aggregate sum of US$34,000,000 (the "LOAN").

        2. The Borrower is now obligated to Williams pursuant to an Operating and Management Agreement dated July 31, 1984, as amended as of October 25, 1984 and October 1, 1986 (collectively, the "MANAGEMENT AGREEMENT"), copies of which are attached hereto marked SCHEDULE I hereof), to pay to Williams a Basic Management Fees, an Incentive Management Fee (as said terms are defined in the Management Agreement (hereinafter individually, the "BASIC FEES" and the "INCENTIVE FEES", and collectively referred to as the "FEES").

        3. Pursuant to the terms of the Credit Agreement, it is a condition precedent to the making of the loan by the Bank to the Borrower that Williams subordinate its right (i) to receive payment of the Basic and Incentive Fees under the Management Agreement in the event of








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arrears in the payments on the Term Loan Note or to the  Furniture,  Fixture and
Equipment Reserve Account under the Credit Agreement and (ii) to receive payment of the Incentive Fees under the Management Agreement in the event any other Event of Default under the Credit Agreement occurs and remains unremedied in excess of 30 days from the date of the occurrence. The payment obligations of the Borrower in respect of the Term Loan and the F. F. & R. Reserve Account as set forth this paragraph 3 are hereinafter collectively referred to as the "SECURED OBLIGATIONS".

        4. Further, it is a condition to the Credit Agreement that Williams grant to the Bank the right, at the Bank's election, to terminate the Management Agreement in the event the Bank declares a default under the Term Loan or Operating Credit facilities of the Credit Agreement and the Bank institutes foreclosure or receivership proceedings as a result of such default.

        NOW, THEREFORE, the Borrower, in consideration of the premises and in order to induce the Bank to make Advances under the Credit Agreement, and Williams, for good and valuable consideration (the receipt of which is hereby acknowledged), each hereby agree as follows:

        Section 1. Agreement to Subordinate. Williams and the Borrower each agree that the future payment of the Basic Fees and the Incentive Fees under the Management Agreement are and shall be subject to (to the extent and in the manner hereinafter set forth) the timely payment and performance by the Borrower or Williams of the Secured Obligations and future payment of Incentive Fees are and shall be subject to (to the extent and in the manner hereinafter set forth) the absence of the occurrence of an Event of Default other than non-payment of the Secured Obligations which Event of Default shall remain uncured for 30 days.


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        For purposes of this Agreement, the obligations requiring payment of the
Secured Obligations shall not be deemed to have been complied with respect to any interest and/or principal payment unless the Bank shall have received such payments as required under the Credit Agreement and thereafter shall not be required to return such payments pursuant to any bankruptcy or similar proceeding involving the Borrower.

        Section 2. No Discharge on the Subordinated Obligation. Williams agrees not to ask, demand, sue for, take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner (including without limitation from or by way of collateral) payment of any of the Fees payable to it under the Management Agreement, while any of the Secured Obligations shall remain unpaid or unsatisfied when due; provided, however that
(i) Williams may receive and the Borrower may pay such Fees, on the stated dates of payment thereof if, at the time of making any such payment no default as to the Secured Obligations exist which default has not been cured by Borrower or Williams, and (ii) that Williams may receive payments of Basic Fees if the event of default that occurs under the Credit Agreement is not a failure to pay the Secured Obligations when due.

        Section 3.           In Furtherance of Subordination.

        Williams agrees, upon receiving written notice from the Bank of Borrower's failure to pay or perform the Secured Obligations (a "NOTICE OF DEFAULT") that:

                      (a) Any payments or distributions of Fees which are received by Williams after the date of such Notice of Default shall be received in trust by Williams and held for the benefit of the Bank, shall be segregated from other funds and property held by Williams and shall be immediately on demand paid


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               over to the  Bank and  applied  by the  Bank  to the  payment  of the  Secured Obligations.

                      (b) The  Bank is  hereby  authorized  to  demand  specific performance of this Agreement, whether or not the Borrower shall have complied with any of the provisions hereof applicable to it, at any time when Williams shall have failed to comply with and cure any such breach of the provisions of this Agreement applicable to it.

        Section 4. No Commencement of Any Proceeding. Williams agrees that, so long as any of the Secured Obligations shall remain unpaid or unperformed when due, it will not commence, or join with any creditor other than the Bank in a proceeding to collect the Fees subordinated hereunder, but nothing herein shall constitute a waiver by Williams of its claim against Borrower with respect to such Fees.

        Section 5. Rights of Subrogation. Williams agrees that no payment or distribution to the Bank pursuant to the provisions of this Agreement shall entitle Williams to exercise any rights or subrogation in respect thereof until the Secured Obligations shall have been paid in full.

        Section 6. Subordination Instrument; Further Assurances. Williams and the Borrower each will, at its expense and at any time and from time to time, promptly execute and deliver all further deeds, instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Bank may reasonably request, in order to protect the right or interest granted or purported to be granted hereby or to enable the Bank to exercise and enforce its rights and remedies hereunder.


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        Section 7.           No  Change  in  or  Disposition   of  Subordinated
Obligation.  Williams agrees that so long as the Loan is unpaid:

                      (a) Any sale,  assignment,  pledge,  encumbrance  or other disposition of it's right to receive the Fees shall be subject to the terms of this Agreement; and

                      (b) The Management  Agreement shall not be changed in such a manner as to have an adverse effect upon the rights or interests of the Bank hereunder.

        Section 8. Obligations Hereunder Not Affected. All rights and interests of the Bank hereunder, and all agreements and obligations of Williams and the Borrower under this Agreement, shall remain in full force and effect irrespective of:

                      (i) any lack of validity or  enforceability  of the Credit
               Agreement, the Notes issued thereunder, or of any other agreement or instrument relating thereto;

                      (ii) any  change in the time,  manner or place of  payment of, or in any other term of, all or any of the Secured Obligations, or any other amendments or waiver of or any consent to departure from the Notes or the Credit Agreement;

                      (iii) any exchange, release or non perfection of any collateral given under the Credit Agreement; or

                      (iv)  any  other   circumstances   which  might  otherwise
               constitute a defense available to, or a discharge of, the Borrower in respect of the Secured Obligations.

        This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of the Secured Obligations is rescinded or must otherwise be returned


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by the Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

        Section 9.           Representations and Warranties.

                      (a)    Williams hereby represents and warrants as follows:

                      (i)  It  is  a  corporation  duly  incorporated,   validly
               existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Subordination Agreement;

                      (ii) The execution, delivery and performance by it of this
               Subordination Agreement are within Williams' corporate powers and have been duly authorized by all necessary corporate action and do not contravene (1) its charter or by-laws or (2) any law or contractual restriction binding on or affecting Williams.

                      (iii) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Williams of this Subordination Agreement.

                      (iv) This Subordination  Agreement is the legal, valid and binding obligation of Williams enforceable against Williams in accordance with its terms.

                      (b) The Borrower hereby  repeats,  restates and reiterates herein all of the representations and warranties of Borrower set forth in the Credit Agreement all of which are hereby incorporated by reference herein as if set forth at length herein.


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        Section 10. Amendments,  Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Williams or the Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        Section 11. Expenses. The Borrower agrees to pay, upon demand, to the Bank and Williams the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which the Bank may incur in connection with the exercise or enforcement of any of the rights or interests of the Bank hereunder. No such fees or expenses shall be payable if judgment in any proceeding instituted for the exercise or enforcement of such rights or interests is rendered against the Bank.

        Section 12. Addresses for Notices. All demands, notices and other communications provided for hereunder shall be in writing and, if to Williams, mailed or telegraphed, faxed or delivered to it, addressed to it at:

        Williams Hospitality Management Corporation
        El San Juan Hotel & Casino
        187 E. Isla Verde Road
        Isla Verde, Puerto Rico  00913
        Attention:           Mr. Hugh A. Andrews

        Fax Number (809) 791-5000


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        WMS Industries, Inc.
        North California Avenue
        Chicago, Illinois
        Attention:           President
        Fax Number (312) 539-2099

        Copy to:      Jeffrey N. Siegel, Esq.
                      Whitman & Ransom
                      200 Park Avenue
                      New York, New York 10166
                      Fax Number: (212) 351-3131

if to the Borrower or the Bank, mailed or delivered to it, addressed to it at the address of the Borrower or the Bank specified in the Credit Agreement, or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such demands, notices and other communications shall, when mailed or telegraphed, be effective when received.

        Section 13. No Waiver, Remedies. No failure on the part of the Bank to exercise and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.


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        Section 14.  Continuing and Superseding  Agreement.  This Agreement is a
continuing agreement and shall (i) remain in full force and effect until the Secured Obligations shall have been paid in full, (ii) be binding upon Williams, the Borrower and their respective successors and assigns, and (iii) inure to the benefit of and be enforceable by the Bank, its successors, transferees and
assigns.   This  Agreement   supersedes  any  other  agreements   regarding  the
subordination of the Basic and Incentive Fees and the termination of the Management Agreement among the parties hereto or the AFICA Documents.

        Section 15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Puerto Rico.

        Section 16. Reinstatement of Management Agreement. Borrower and Williams agree, that if after Bank shall have terminated the Management Agreement, the Bank's foreclosure proceedings are terminated or withdrawn by reason of settlement, compromise or otherwise, then and in such event the Management Agreement shall be reinstated for all purposes as of the date of the Bank's termination thereof.


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        IN WITNESS  WHEREOF,  Williams  and the  Borrower  each has caused  this
Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

POSADAS DE SAN JUAN ASSOCIATES             WILLIAMS HOSPITALITY
                                              MANAGEMENT CORP.

By:     ______________________________     By:    ______________________________
        Hugh A. Andrews                           Hugh A. Andrews
        Authorized Party                          President


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Affidavit Number:  2954 (copy)

        Subscribed to before me by Hugh A. Andrews, of legal age, married and resident of San Juan, Puerto Rico, as authorized signatory of Posadas de San Juan Associates and as President of Williams Hospitality Management Corp., who is personally known to me, in San Juan, Puerto Rico on this 20th day of January, 1993.

                                             -----------------------------------
                                                        Notary Public


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